UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)              December 8, 2003
                                                --------------------------------



                            SIGN MEDIA SYSTEMS, INC.
--------------------------------------------------------------------------------
          (Exact name of registrant as specified in its in its charter)



         Florida                    0-50742                   02-0555904
--------------------------------------------------------------------------------
(State or other jurisdiction      (Commission                (IRS Employer
  of incorporation)               File Number)             Identification No.)



                      2100 19th Street, Sarasota, FL 34234
--------------------------------------------------------------------------------



Registrant's telephone number, including area code            (941)-330-0336
                                                  ------------------------------


                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 1.  Changes in Control of Registrant.

         Not Applicable

Item 2.  Acquisition or Disposition of Assets.

         On November 17, 2003, we entered into a merger agreement by and among us, American Power House, Inc., a Delaware corporation and its wholly owned subsidiary, Sign Media Systems Acquisition Company, Inc., a Florida corporation. Pursuant to the merger agreement, we merged with Sign Media Systems Acquisition Company. . The merger was completed on December 8, 2003 with the filing of Articles of Merger with the State of Florida at which time Sign Media Systems Acquisition ceased to exist and we became the surviving corporation. As compensation to American Powerhouse, we issued it 300,000 shares of our common stock. American Powerhouse was not actively engaged in any business at the time of the merger. However, sometime prior to the merger, American Power house had acquired certain technology for the manufacture of a water machine in the form of a water cooler that manufactures water from ambient air. Prior to the merger, American Power House granted a license to Sign Media Systems Acquisition to use that technology and to manufacture and sell the water machines. Our acquisition of this license was the business purpose of the merger. As consideration for the merger, we issued 300,000 shares of our common stock to American Power House. The 300,000 shares of stock were valued at $1.50 per share based on recent private sales of our stock. There were no other material costs of the merger. There was and is no relationship between American Powerhouse and us. Financial statements relating to the merger are attached hereto as Exhibit 1-3.

Item 3.  Bankruptcy or Receivership.

         Not Applicable

Item 4.  Changes in Registrant's Certifying Accountant.

         Not Applicable

Item 5.  Other Events and Regulation FD Disclosure.

         Not Applicable

Item 6.  Resignations of Registrant's Directors.

         Not Applicable

Item 7.  Financial Statements and Exhibits.

                                       1
INDEX TO EXHIBITS.

EXHIBIT
NUMBER      DESCRIPTION OF DOCUMENT

      1     Report of Independent Registered Public Accounting   Firm   for Sign
            Media Systems Acquisition Company, Inc.

      2 Sign Media Systems, Inc. and Subsidiary Unaudited Pro-Forma Condensed Consolidated Balance Sheet, December 31, 2003.

      3 Sign Media Systems, Inc. and Subsidiary Unaudited Pro-Forma Condensed Statements Of Operations For The Year Ended December 31, 2003.

Item 8.  Change in Fiscal Year.

         Not Applicable

Item 9.  Regulation FD Disclosure.

         Not Applicable

Item 10. Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.

         Not Applicable

Item 11. Temporary Suspension of Trading Under Registrant's Employee Benefit
         Plans

         Not Applicable

Item 12. Results of Operations and Financial Condition.

         Not Applicable

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto authorized.

SIGN MEDIA SYSTEMS, INC.

Dated:  February 8, 2005

/s/Antonio F. Uccello, III
Chief Executive Officer

                                    EXHIBIT 1






                  SIGN MEDIA SYSTEMS ACQUISITION COMPANY, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                              FINANCIAL STATEMENTS
                                DECEMBER 31, 2003

                  SIGN MEDIA SYSTEMS ACQUISITION COMPANY, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                          INDEX TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2003



                                                                      Page(s)

Report of Independent Registered Public Accounting Firm                     5

Financial Statements:

         Balance Sheet at December 31, 2003                                 6

         Statements of Operations for the period November 6,
         2003 (Inception) through December 31, 2003 with Cumulative
         Totals Since Inception                                             7

         Statements of Changes in Stockholders' Equity
           for the Period November 6, 2003 (Inception) through
           December 31, 2003                                                8

         Statements of Cash Flows for the Period November 6, 2003
            (Inception) through December 31, 2003 with Cumulative
            Totals Since Inception                                          9

         Notes to the Financial Statements                              10-13

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Directors
Sign Media Systems Acquisition Company, Inc.
Sarasota, FL

We have audited the accompanying balance sheet of Sign Media Systems Acquisition, Company, Inc. as of December 31, 2003, and the related statements of operations, stockholders' equity, and cash flows for the period November 6, 2003 (Inception) through December 31, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 4 to the financial statements, the Company has just begun operations, and is currently developing their business. They have incurred losses in their initial month of operations, and will be looking to raise capital over the next year to assist in funding their operations. These factors raise substantial doubt about its ability to continue as a going concern. Management's operating and financing plans in regards to these matters are also discussed in Note 4. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Sign Media Systems Acquisition Company, Inc. as of December 31, 2003, and the changes in its operations, changes in stockholders' equity and cash flows for the period then ended, in conformity with U.S. generally accepted accounting principles.

Bagell Josephs & Company, L.L.C.

Bagell Josephs & Company, L.L.C.
Gibbsboro, New Jersey

January 9, 2005

                  SIGN MEDIA SYSTEMS ACQUISITION COMPANY, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                                 BALANCE SHEET
                               DECEMBER 31, 2003

                                     ASSET
                                     -----

Current Asset:
  Cash and cash equvalents                                         $       -
                                                                   ---------
        Total Current Asset                                                -
                                                                   ---------
TOTAL ASSETS                                                       $       -
                                                                   =========


                      LIABILITIES AND STOCKHOLDER'S EQUITY
                      ------------------------------------
LIABILITIES

STOCKHOLDER'S EQUITY
   Common stock, $.001 Par Value; 100,000 shares authorized;
   0 shares issued and outstanding                                         -
   Deficit accumulated during the development stage                        -
                                                                   ---------
        Total Stockholder's Equity                                         -
                                                                   ---------

TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY                         $       -
                                                                   =========


    The accompanying notes are an integral part of the financial statements.

                  SIGN MEDIA SYSTEMS ACQUISITION COMPANY, INC.
                    UNAUDITED PROFORMA CONDENSED CONSOLIDATED
                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2003

                               SMS     SMA     NOTE    ADJUSTMENTS   PROFORMA

REVENUES                    $ 774,349 $   -            $        -  $ 774,349

COST OF SALES                 138,623     -                     -    138,623
                            -----------------          ---------------------

GROSS PROFIT                  635,726     -                     -    634,726

OPEATING EXPENSES
   Professional fees and
      compensation            389,540     -                     -    389,540
   Rent and property costs     30,560     -                     -     30,460
   Advertising and marketing   43,469     -                     -     43,469
   Travel and meals expenses  246,179     -                     -    246,179
   Depreciation and
      amortization             17,769     -                     -     17,769
                            -----------------          ----------------------
TOTAL OPERATING EXPENSES      739,998     -                     -    739,998
                            -----------------          ----------------------
INCOME (LOSS) BEFORE OTHER
   INCOME (LOSS)             (104,272)    -                     -   (104,272)

OTHER INCOME (LOSS)          (450,000)    -                     -   (450,000)
                            -----------------          ----------------------
INCOME (LOSS) BEFORE
  PROVISION FOR INCOME TAXES (554,272)    -                     -   (554,272)

PROVISION FOR INCOME TAXES          -     -     (2)             -          -
                            -----------------          ----------------------
NET INCOME (LOSS)           $(554,272)    -                     -  $(554,272)
                            =================          ======================

NET LOSS PER SHARE BASIC
   AND DILUTED              $   (0.07)   N/A                       $   (0.07)
                            =================          ======================

WEIGHTED AVERAGE SHARES
   OUTSTANDING              8,031,000    N/A                       8,031,000
                            =================          ======================




                       See proforma financial statements.

                  SIGN MEDIA SYSTEMS ACQUISITION COMPANY, INC.
                         (A DEVELOPMENT ATAGE COMPANY)
                  STATEMENT OF CHANGES IN STOCKHOLDER'S EQUITY
                   FOR THE PERIOD NOVEMBER 6, 2003 (INCEPTION)
                           THROUGH DECEMBER 31, 2003

                                                          Deficit
                                                        Accumulated
                                                        During the
                       Common Stock        Additional   Development
Description           Shares   Amount   Paid-In Capital    Stage       Total
-------------------------------------------------------------------------------

Balance, November 6,
   2003                    -   $    -    $      -        $       -  $       -

Net loss for the period
 November 6, 2003 through
 Dwcwmber 31, 2003         -        -           -                -          -
                       --------------------------------------------------------

Balance, December 31,
   2003                    -        -           -                -          -
                       ========================================================




       The accompanying are an integral part of the financial statements.

                  SIGN MEDIA SYSTEMS ACQUISITION COMPANY, INC.
                          (A DEVELOPMENT ATAGE COMPANY)
                             STATEMENT OF CASH FLOWS
                   FOR THE PERIOD NOVEMBER 6, 2003 (INCEPTION)
                            THROUGH DECEMBER 31, 2003
                    (WITH CUMULATIVE TOTALS SINCE INCEPTION)


                                                        Cumulative Totals
                                                     November 6, 2003 through
                                          2003         December 31, 2003
                                        --------     -----------------------

CASH FLOWS FROM OPERATING ACTIVITIES
   Net loss                             $      -       $             -
                                        ---------      ---------------
   Adjustments to reconcile net loss
   to net cash used in operating
   activities

   Total adjustments                           -                     -
                                        ---------      ---------------

   Net cash (used in) operating
   activities                                  -                     -
                                        ---------      ---------------
CASH FLOWS FROM FINANCING ACTIVITIES
   Issuance of common stock                    -                     -
                                        ---------      ---------------
   Net cash provided by financing
   activities                                  -                     -
                                        ---------      ---------------
NET INCREASE IN CASH AND CASH
   EQUIVALENTS                                 -                     -

CASH AND CASH EQUIVALENTS -
   BIGINNING OF PERIOD                         -                     -
                                        --------       ---------------
CASH AND CASH EQUIVALENTS -
   RND OF PERIOD                               -                     -
                                        ========       ===============

SUPPLEMENTAL CASH FLOW INFORMATION

   Cash paid during the period for
      interest                                 -                     -
                                        ========       ===============


    The accompanying notes are an integral part of the financial statements.

NOTE 1 -        NATURE OF BUSINESS

                Sign Media Systems Acquisition Company, Inc. (the "Company") was incorporated as a subsidiary of American Powerhouse, Inc. ("API") on November 6, 2003. The Company was incorporated in the State of Florida.

                On November 17, 2003, the Company and API merged. API and the Company entered into an Agreement and Plan of Share Exchange dated November 17, 2003, (the "Share Exchange"). The Share Exchange called for the resignation of the original officers and directors of API, who no longer have any continued involvement in the company, and the appointing of a new board and officers. As of the Exchange Date, the Company became the surviving company.

                Simultaneously, on November 17, 2003, the Company merged with Sign Media Systems, Inc. a Florida Corporation. Sign Media Systems, Inc. was the surviving company in that transaction. The Company was incorporated to license the rights to use the technology, manufacture and sell water machines to Sign Media Systems, Inc.

         NOTE 2-  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

                     Development Stage Company

                The Company is considered to be in the development stage as defined in Statement of Financial Accounting Standards (SFAS) No. 7, "Accounting and Reporting by Development Stage Enterprises". The Company has devoted substantially all of its efforts to the development of the water machines.

               Cash and Cash Equivalents

                For financial statement presentation purposes, the Company considers short-term, highly liquid investments with original maturities of three months or less to be cash and cash equivalents.

                Revenue Recognition

                The Company's financial statements are prepared under the accrual method of accounting. Revenues will be recognized in the period the services are performed and costs are recorded in the period incurred rather than paid.

NOTE 2-      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

                  Use of Estimates

                The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                Income Taxes

                The provision for income taxes includes the tax effects of transactions reported in the financial statements. Deferred taxes would be recognized for differences between the basis for assets and liabilities for financial statement and income tax purposes. The major difference relates to the net operating loss carry forwards generated by sustaining deficits during the development stage.

NOTE 3-      STOCKHOLDERS' EQUITY

                On November 6, 2004 the Company was formed with one class of common stock, par value $.001. The Company authorized 100,000 shares of common stock. There has been no shares of stock issued by the Company.

         NOTE 4-  GOING CONCERN

                As shown in the accompanying financial statements, as is typical of companies going through the development stage, the Company incurred no operations for the period November 6, 2003 (Inception) through December 31, 2003. The Company is currently in the development stage, and there is no guarantee whether the Company will be able to generate enough revenue and/or raise capital to support current operations and generate anticipated sales. This raises substantial doubt about the Company's ability to continue as a going concern.

                Management believes that the Company's capital requirements will depend on many factors including the success of the Company's product development efforts.

                The financial statements do not include any adjustments that might result from the outcome of these uncertainties.

                                    EXHIBIT 2

                  SIGN MEDIA SYSTEMS ACQUISITION COMPANY, INC.
                    UNAUDITED PROFORMA CONDENSED CONSOLIDATED
                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2003

                               SMS     SMA     NOTE    ADJUSTMENTS   PROFORMA

                ASSETS
CURRENT ASSETS
   Cash                     $  47,068 $   -            $        -  $  47,068
   Accounts receivable, net   571,898     -                     -    571,898
   Other current assets        93,535     -                     -     93,535
                            -----------------          ---------------------

TOTAL CURRENT ASSETS          712,501     -                     -    712,501

Fixed assets, net             103,054     -                     -    103,054
                            -----------------          ---------------------
TOTAL ASSETS                $ 815,555  $  -            $        -  $ 815,555
                            =================          ======================

        LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES
   Notes payable, current
     portion                $  18,420  $  -            $        -  $  18,420
   Accounts ayable and
     accrued expenses         481,699     -                     -    481,699
                            -----------------          ----------------------
TOTAL CURRENT LIABILITIES     500,119     -                     -    500,119

Notes payable, net of
  current portion             517,008     -                     -    517,008
                            -----------------          ----------------------
TOTAL LIABILITIES           1,017,127     -                     -  1,017,127
                            -----------------          ----------------------

STOCKHOLDERS' EQUITY (DEFICIT)
   Common stock, no par value,
   100,000,000, 100,000 and
   100,000,000 shares authorized,
   and 8,244,000, 0 and
   8,244,000 shares issued
   and outstanding              5,000     -                     -      5,000
   Additional paid in capital 471,139     -                     -    471,139
   Accumulated earnings
     (deficit)               (677,711)    -                     -   (677,711)
                            ----------------           -----------------------
TOTAL STOCKHOLDERS'S EQUITY
   (DEFICIT)                 (201,572)    -                     -   (201,572)
                            ----------------           -----------------------
TOTAL LIABILITIES AND
   STOCKHOLDERS' EQUITY
   (DEFICIT)                $ 815,555     -                     -  $ 815,555
                            =================          ======================





                       See proforma financial statements.

                                    EXHIBIT 3

                  SIGN MEDIA SYSTEMS ACQUISITION COMPANY, INC.
                    UNAUDITED PROFORMA CONDENSED CONSOLIDATED
                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2003

                               SMS     SMA     NOTE    ADJUSTMENTS   PROFORMA

REVENUES                    $ 774,349 $   -            $        -  $ 774,349

COST OF SALES                 138,623     -                     -    138,623
                            -----------------          ---------------------

GROSS PROFIT                  635,726     -                     -    634,726

OPEATING EXPENSES
   Professional fees and
      compensation            389,540     -                     -    389,540
   Rent and property costs     30,560     -                     -     30,460
   Advertising and marketing   43,469     -                     -     43,469
   Travel and meals expenses  246,179     -                     -    246,179
   Depreciation and
      amortization             17,769     -                     -     17,769
                            -----------------          ----------------------
TOTAL OPERATING EXPENSES      739,998     -                     -    739,998
                            -----------------          ----------------------
INCOME (LOSS) BEFORE OTHER
   INCOME (LOSS)             (104,272)    -                     -   (104,272)

OTHER INCOME (LOSS)          (450,000)    -                     -   (450,000)
                            -----------------          ----------------------
INCOME (LOSS) BEFORE
  PROVISION FOR INCOME TAXES (554,272)    -                     -   (554,272)

PROVISION FOR INCOME TAXES          -     -     (2)             -          -
                            -----------------          ----------------------
NET INCOME (LOSS)           $(554,272)    -                     -  $(554,272)
                            =================          ======================

NET LOSS PER SHARE BASIC
   AND DILUTED              $   (0.07)   N/A                       $   (0.07)
                            =================          ======================

WEIGHTED AVERAGE SHARES
   OUTSTANDING              8,031,000    N/A                       8,031,000
                            =================          ======================




                       See proforma financial statements.